INVESTMENTS IN COMPANIES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN COMPANIES [Abstract]
INVESTMENTS IN COMPANIES
NOTE 6:-	INVESTMENTS IN COMPANIES

a.
The Company invested several amounts in Mobixell Networks Inc. (Mobixell), a privately held Company which is engaged in the design, development and marketing solutions for mobile rich media adaptation, optimization and delivery. As of December 31, 2011, the Company holds 2.08% of Mobixell's shares on a fully diluted basis. The Company's investment in Mobixell is presented at cost net of impairments recorded and as of December 31, 2010 and 2011 the investment amounted to $ 100, following an impairment of $ 600 recorded during 2010.

b.
The Company holds approximately 24% on a converted and fully diluted basis, of V.Box Communication Ltd. ("V. Box"), a privately held company. As of December 31, 2007, the Company has impaired its entire investment. Optibase did not invest additional amounts thereafter.